                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF


                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported: March 24, 1996




                             THE AES CORPORATION
            (exact name of registrant as specified in its charter)



         DELAWARE                     333-15487                 54-1163725
  (State of Incorporation)       (Commision File No.)       (I.R.S. Employer
                                                            Identification No.)



                            1001 North 19th Street
                             Arlington, Va 22209

         (Address of principal executive offices, includingzip code)




              Registrant's telephone number, including area code:
                                (703) 522-1315


                                NOT APPLICABLE
        (Former Name or Former Address, if changed since last report)
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Item 5: OTHER EVENTS

        The AES Corporation (the "Company") and AES Trust I (the "Trust") propose to conduct public offerings (the "Public Offerings") pursuant to a registration statement on Form S-3 (No. 333-15487) filed with the Securities and Exchange Commission together with Amendments No. 1 and No. 2 thereto (the "Registration Statement").

        The Company is filing the underlying documents for the proposed public offering via this Form 8-K.
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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

          The following items are filed as exhibits to this current report on Form 8-K:


        4.1 Form of the Amended and Restated Declaration of Trust, among The AES Corporation, The First National Bank of Chicago and First Chicago Delaware Inc.

        4.2 Form of Junior Subordinated Indenture between the AES Corporation and The First National Bank of Chicago.

        4.3 Form of First Supplemental Indenture between The AES Corporation and the First National Bank of Chicago.

        4.4 Form of Guarantee Agreement between The AES Corporation and The First National Bank of Chicago.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE AES CORPORATION


                                        By: /s/ Barry J. Sharp
                                           ----------------------------------
                                                Barry J. Sharp
                                                Vice President
                                                and Chief Financial Officer


Date:  March 24, 1997


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                                EXHIBIT INDEX
                                -------------





Exhibit
  No.                            Description
-------                          -----------

  4.1 Form of the Amended and Restated Declaration of Trust, among The AES Corporation, The First National Bank of Chicago and First Chicago Delaware Inc.

  4.2 Form of Junior Subordinated Indenture, between the AES Corporation and The First National Bank of Chicago.

  4.3 Form of First Supplemental Indenture, between The AES Corporation and the First National Bank of Chicago.

  4.4 Form of Guarantee Agreement, dated March ___, 1997 between The AES Corporation and The First National Bank of Chicago.